---------
  ZENIX
 Income
Fund Inc.
---------

                                     [LOGO]
                                    [GRAPHIC]

                                                                   Annual Report
                                                                  March 31, 1999

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                                     [LOGO]

                             Zenix Income Fund Inc.

                                            [PHOTO]          [PHOTO]

                                            HEATH B.         JOHN C.
                                            MCLENDON         BIANCHI

                                            Chairman         Vice President and
                                                             Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Zenix Income Fund Inc. ("Fund") for the year ended March 31, 1999. We hope you find this report to be useful and informative. During the past year, the Fund distributed income dividends totaling $0.69 per share. The table below shows the annualized distribution rate and twelve-month total return for the Fund based on its March 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

             Price                     Annualized              One-Year
            Per Share              Distribution Rate*        Total Return
            ---------              ------------------        ------------
           $5.96 (NAV)                   11.28%                 (4.38)%
           $5.88 (NYSE)                  11.43%                (12.53)%

The Fund generated a negative total return of 4.38% during the reporting period and its twelve-month results were roughly in line with the twelve-month average return of negative 4.16% for leveraged high-yield bond funds as reported by Lipper Inc. (Lipper is an independent mutual fund performance tracking organization.)

Although we were disappointed in the Fund's results during the period under review, we were competitive with our peer group. Moreover, our more conservative investment strategy versus many of our peers enabled us to somewhat limit losses

----------
* The annualized distribution rate assumes a current monthly income dividend rate of $0.056 per share for twelve months.

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

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during this challenging period. We believe our general cautiousness was warranted given the higher volatility in the financial markets during the Fund's fiscal year. Please note that because of our more conservative approach that emphasizes higher-quality issues with less yield, we needed to slightly reduce the Fund's dividend payout in March.

Market and Economic Overview

After beginning 1998 on a rather strong footing, the high-yield bond market generated relatively weak results throughout 1998, underperforming all the other domestic bond market sectors. In our opinion, the high-yield market at the beginning of 1998 could be viewed as being fully to overvalued in price with overall yields not attractive relative to U.S. Treasuries. We think that a considerable amount of liquidity from investors chasing yield had moved the market to these overvalued levels. In addition, there was also excessive speculation in the financial markets, especially by hedge funds. (Hedge funds are private investment partnerships that can use aggressive strategies such as buying securities with borrowed money to enhance returns.)

By the middle of 1998, these more speculative investors were making aggressive bets in a number of financial markets, particularly in the emerging bond markets such as Russia and Brazil, as well as in the domestic high-yield bond markets. With the default of Russia and the significant price declines across emerging bonds, many of these more aggressive hedge funds were forced to sell to pay off their margin loans. This in turn caused a sympathetic decline not only in foreign bond markets, but also in the domestic corporate bond and high-yield bond markets. And while many hedge funds did not own a meaningful percentage of high-yield bonds, their forced selling during a short period of time caused the high-yield bond market to decline significantly in the third quarter of 1998.

At the same time the hedge funds were selling, various Wall Street firms that trade these securities began to reduce their bond market exposure in order to limit their losses. These actions created even more market volatility during the second half of 1998.

As mentioned in our last shareholder letter, the Federal Reserve Board ("Fed") began taking aggressive actions to restore investor confidence in the financial markets in the third quarter of last year. The Fed realized that the financial markets were beginning to freeze up with overall liquidity disappearing. Many companies were finding it increasingly more difficult to borrow money through the fixed income capital markets. Investors had also become reluctant to invest in new bond issues, especially from companies that issue high-yield bonds. One of their fears was that an economic recession was becoming more likely given the increased turmoil in emerging market economies such as Korea, Russia and Indonesia. Another was that a worldwide credit

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crunch in the financial markets could throw the U.S. economy into a protracted recession. By acting swiftly and lowering short-term interest rates three times in the latter part of 1998, the Fed was able to stabilize the domestic financial markets and restore investor confidence.

First Quarter 1999 Update

The high-yield bond market finished the first quarter of 1999 on a strong note with the big rally in the stock markets fueling renewed investor interest in high-yield bonds. Given the continued strength in the U.S. economy, the high-yield bond market outperformed both the U.S. Treasury and investment grade corporate bond markets. Interest rates moved higher, with the higher quality end of the bond markets performing poorly. For example, 30-Year U.S. Treasuries generated the worst performance with a negative 7.00% return and 10-Year U.S. Treasuries returned a negative 3.17%. For the first quarter of 1999, the U.S. high-yield bond market generated a roughly 2.00% total return. The only bonds that did better during the first quarter were emerging market bonds that returned 5.50%.

The high yield bond market's performance in the first quarter of 1999 fell in the middle of the performance range for U.S. Treasuries and stocks. The lowest quality sectors of the high-yield market bond market generated the strongest total returns. The strongest performing industry sectors during the reporting period were basic materials (i.e., forest products, metals and mining), media (i.e., cable TV, and broadcasting) and telecommunications. The weakest industry sectors included healthcare and energy.

The Fund's performance lagged the various high yield indices somewhat in the first quarter with returns modestly below the domestic high-yield bond market. We were held back by our lower weightings in basic materials companies and our heavier weightings in healthcare companies. We have continued to maintain a meaningful emphasis on better quality issues and our strategy clearly did not help performance in the first quarter of 1999. Put simply, our expectation of slower U.S. economic growth and lower interest rates did not materialize and does not appear likely to happen for the foreseeable future.

Portfolio Strategy

During the reporting period, we have started to eliminate underperforming companies such as some of our deteriorating credits in healthcare and selectively raising our exposure to basic industries that we think should benefit from continued economic growth. We have even modestly increased our energy exposure by investing in some of the higher-quality energy issues. We believe that our pro-growth sector strategy should work well going forward. In terms of quality, we have been increasing our exposure to middle B-rated segment of the market where we continue to find

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

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attractive yields. Some of our recent additions include US Home, Nortek,
Packaging Materials Corporation of America, Tembec Industries and Ainsworth Lumber.*

Conclusion

We think that the middle B-rated segment of the high-yield bond market represents the best value given the U.S. economy's continued strength. Moreover, we believe our current strategy makes sense as long as economic growth continues to be strong. The Fund's average maturity of approximately 6 to 7 years on a call-adjusted basis should also somewhat limit the impact of rising rates if that were to occur.

Over the course of 1999, we expect a continuation of solid economic growth with modest inflation. This bodes well for the stock markets as well as the high-yield bond market. If our expectations come true, middle quality high-yield issues should do better. In addition, we will continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel where conditions appear to be improving. We remain bullish on the total return prospects for high-yield bonds at current valuation levels, especially given the health of the U.S. economy.

In closing, thank you for investing in the Zenix Income Fund. We look forward to continuing to help you pursue your investment goals in the years ahead. If you have any questions about the Fund, please call the First Data Investor Services Group, Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon                                /s/ John C. Bianchi

Heath B. McLendon                                    John C. Bianchi, CFA
Chairman                                             Vice President and
                                                     Investment Officer

April 27, 1999

----------
*     As of 3/31/99, please note that these securities are subject to change.

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Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

      If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investors Services Group, Inc. ("Plan Agent") will buy common stock for your account in the open market.

      If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

      A more complete description of the current Plan appears in the section of this report beginning on page 36. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan agent and for the purpose of standardizing certain terms among the various closed-end mutual funds managed by SSBC Fund Management, Inc., formerly known as Mutual Management Corp.

      To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

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

[LOGO]                                                   Schedule of Investments
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
---------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 94.2%
Aerospace -- 0.4%

$  565,000   B1*   BE Aerospace Inc., Sr. Sub. Notes, 9.500% due 11/1/08 ......  $    604,550
                                                                                 ------------
Airlines -- 1.4%
 1,745,000   BB    Airplanes Pass-Through Trust, Corp. Asset-Backed
                     Securities, Series 1, Class D, 10.875% due 3/15/19 .......     1,772,868
   310,000   Ba2*  Continental Airlines, Inc., Notes, 8.000% due 12/15/05 .....       305,350
                                                                                 ------------
                                                                                    2,078,218
                                                                                 ------------
Automobile: Aftermarket -- 0.8%
 1,215,000   B1*   Exide Corp., Sr. Notes, 10.000% due 4/15/05 ................     1,201,331
                                                                                 ------------
Auto Parts: Original Equipment Manufacture -- 0.1%
   540,000   B-    Breed Technologies, Inc., Sr. Sub. Notes,
                     9.250% due 4/15/08+ ......................................       216,000
                                                                                 ------------
Broadcasting -- 1.5%
   130,000   B-    Capstar Broadcasting Corp., Sr. Discount Notes,
                     step bond to yield 11.002% due 2/1/09 ....................       110,825
   750,000   B1*   Chancellor Media Corp., Guaranteed Sr. Sub. Notes,
                     9.000% due 10/1/08 .......................................       806,250
                   Citadel Broadcasting Co.:
   400,000   B-      Guaranteed. Sr. Sub. Notes, 9.250% due 11/15/08 ..........       429,000
   200,000   B-      Sr. Sub. Notes, 10.250% due 7/1/07 .......................       220,750
   515,000   CCC+  Telemundo Holdings Inc., Sr. Discount Notes, Series B,
                     step bond to yield 11.552% due 8/15/08 ...................       293,550
   470,000   B+    TV Azteca S.A. de C.V., Guaranteed Sr. Notes, Series A,
                     10.125% due 2/15/04 ......................................       397,150
                                                                                 ------------
                                                                                    2,257,525
                                                                                 ------------
Building Materials Chains -- 0.8%
                   Building Materials Corp., Sr. Notes:
   500,000   BB      Series B, 7.750% due 7/15/05 .............................       487,500
   405,000   BB      Series B, 8.000% due 12/1/08+ ............................       403,987
   250,000   BB      Step bond to yield 10.015% due 7/1/04 ....................       260,625
                                                                                 ------------
                                                                                    1,152,112
                                                                                 ------------
Building Products -- 1.0%
   295,000   B     Amatek Industries Pty. Ltd., Sr. Sub. Notes,
                     12.000% due 2/15/08+ .....................................       283,937

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
----------------------------------------------------------------------------------------------
Building Products -- 1.0% (continued)
                    Nortek Inc., Sr. Notes:
$  125,000    B+      8.875% due 8/1/08+ .......................................  $    128,750
   550,000    B+      Series B, 9.250% due 3/15/07 .............................       574,750
   560,000    B+      Series B, 9.125% due 9/1/07 ..............................       585,200
                                                                                  ------------
                                                                                     1,572,637
                                                                                  ------------
Cable Television -- 13.3%
                    CSC Holdings Inc., Sr. Sub. Debentures:
 2,530,000    BB-     9.875% due 2/15/13 .......................................     2,814,625
 1,000,000    B1*     10.500% due 5/15/16 ......................................     1,192,500
   170,000    BB+     7.875% due 2/15/18 .......................................       175,313
   855,000    BB-   Century Communications Corp., Sr. Notes,
                      8.750% due 10/1/07 .......................................       895,612
                    Charter Communications Holdings LLC/Charter
                      Communications Capital Corp.:
 1,240,000    B+        Sr. Discount Notes, step bond to yield
                          9.887% due 4/1/11+ ...................................       801,350
   850,000    B+        Sr. Notes, 8.625% due 4/1/09+ ..........................       874,438
 1,500,000    B2*   Comcast UK Cable Partners Ltd., Sr. Discount Debentures,
                      step bond to yield 11.175% due 11/15/07 ..................     1,327,500
   120,000GBP B-    Diamond Holdings PLC, Guaranteed Notes,
                      10.000% due 2/1/08 .......................................       202,918
   400,000    B     Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09+ ..........       416,000
                    NTL Inc., Sr. Notes:
   200,000    B-      11.500% due 10/1/08+ .....................................       225,500
   620,000    B-      Step bond to yield 12.329% due 10/1/08+ ..................       424,700
                    Rogers Cablesystems, Ltd.:
 2,100,000    BB-     Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15 ......     2,470,125
 1,000,000    BB+     Sr. Secured 2nd Priority Debentures,
                        10.000% due 12/1/07 ....................................     1,125,000
 1,850,000    BB+     Sr. Secured 2nd Priority Notes, Series B,
                        10.000% due 3/15/05 ....................................     2,090,500
 1,250,000    B+    Telewest Communications PLC, Sr. Notes,
                      11.250% due 11/1/08+ .....................................     1,459,375
 5,655,000    B     United International Holdings Inc., Sr. Discount Notes,
                      Series B, step bond to yield 11.191% due 2/15/08 .........     3,845,400
                                                                                  ------------
                                                                                    20,340,856
                                                                                  ------------
Casinos/Gambling -- 1.8%
                    Circus Circus Enterprises Inc.:
   255,000    BBB-    Debentures, 6.700% due 11/15/96 ..........................       243,844
   105,000    BB+     Sr. Sub. Debentures, 7.625% due 7/15/13 ..................        96,206

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
----------------------------------------------------------------------------------------------
Casinos/Gambling -- 1.8% (continued)
$  620,000    BB+   Harrah's Operating Co. Inc., Guaranteed Sr. Sub. Notes,
                      7.875% due 12/15/05 ......................................  $    624,650
   565,000    B     Harveys Casino Resorts, Guaranteed Sr. Sub. Notes,
                      10.625% due 6/1/06 .......................................       598,900
   530,000    B     Hollywood Park, Inc., Sr. Sub. Notes,
                      9.250% due 2/15/07+ ......................................       544,575
                    Station Casinos, Inc., Sr. Sub. Notes:
   130,000    B+      10.125% due 3/15/06 ......................................       138,125
   500,000    B+      8.875% due 12/1/08+ ......................................       513,750
                                                                                  ------------
                                                                                     2,760,050
                                                                                  ------------
Chemicals - Major -- 0.1%
   175,000    NR    Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07+ .........       172,375
                                                                                  ------------
Coal Mining -- 0.3%
   510,000    B     AEI Resources Inc., Guaranteed Notes,
                      10.500% due 12/15/05+ ....................................       515,100
                                                                                  ------------
Construction/AG Equipment/Trucks -- 0.2%
   275,000    B     Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                      8.500% due 4/1/08 ........................................       270,875
                                                                                  ------------
Contract Drilling -- 0.7%
   515,000    Ba3*  R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06+ ..........       540,750
                    RBF Finance Corp., Guaranteed Sr. Notes:
   150,000    BB-     11.000% due 3/15/06+ .....................................       158,625
   305,000    BB-     11.375% due 3/15/09+ .....................................       323,300
                                                                                  ------------
                                                                                     1,022,675
                                                                                  ------------
Containers/Packaging -- 2.0%
   180,000    B     AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07 ...       185,850
   575,000    B     Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                      9.125% due 10/1/07 .......................................       574,281
 1,000,000DEM B     Impress Metal Packaging Holdings, Sr. Sub. Notes,
                      9.875% due 5/29/07++ .....................................       612,718
   410,000    B     Packaging Corp. of America, Sr. Sub. Notes,
                      9.625% due 4/1/09+ .......................................       421,531
   270,000    B     Stone Container Finance Corp., Guaranteed Sr. Notes,
                      11.500% due 8/15/06+ .....................................       294,300
                    Tekni-Plex Inc.:
   380,000    B-      Guaranteed Sr. Sub. Notes, Series B, 9.250% due 3/1/08 ...       388,550
   500,000    B-      Sr. Sub. Notes, Series B, 11.250% due 4/1/07 .............       548,750
                                                                                  ------------
                                                                                     3,025,980
                                                                                  ------------

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
----------------------------------------------------------------------------------------------
Discount Stores -- 0.7%
$  445,000    BB+   DR Structured Finance Securitized Lease Trust,
                      Pass-Through Certificates, Series A-2,
                      8.375% due 8/15/15 .......................................  $    450,202
   490,000    BB+   Kmart Corp., Debentures, 12.500% due 3/1/05 ................       622,913
                                                                                  ------------
                                                                                     1,073,115
                                                                                  ------------
Diversified Commercial Services -- 1.2%
   675,000    BB-   Cia. Latino Americana de Infraestructura & Servicos S.A.,
                      Guaranteed Sr. Notes, 11.625% due 6/1/04+ ................       374,625
 1,000,000    B2*   Intertek Finance PLC., Guaranteed Sr. Sub. Notes, Series B,
                      10.250% due 11/1/06 ......................................       932,500
   500,000    B-    Outsourcing Solutions Inc., Sr. Sub. Notes,
                      11.000% due 11/1/06 ......................................       495,000
                                                                                  ------------
                                                                                     1,802,125
                                                                                  ------------
Diversified Financial Services -- 0.3%
                    Amresco Inc., Sr. Sub. Notes, Series A:
   500,000    CCC+    10.000% due 3/15/04 ......................................       397,500
   135,000    CCC+    9.875% due 3/15/05 .......................................       106,650
                                                                                  ------------
                                                                                       504,150
                                                                                  ------------
Diversified Manufacturing -- 1.4%
   450,000    B-    Eagle-Picher Industries Inc., Guaranteed Sr. Sub. Notes,
                      9.375% due 3/1/08 ........................................       436,500
 1,100,000    B     Outboard Marine Corp., Sr. Notes, 10.750% due 6/1/08+ ......       903,375
   700,000    B+    Park-Ohio Industries, Inc., Sr. Sub. Notes,
                      9.250% due 12/1/07 .......................................       722,750
                                                                                  ------------
                                                                                     2,062,625
                                                                                  ------------
Drugs - Generic -- 1.2%
 1,800,000    BB    ICN Pharmaceuticals Inc., Sr. Notes, Series B,
                      9.250% due 8/15/05 .......................................     1,836,000
                                                                                  ------------
Electric Utilities -- 0.6%
                    CMS Energy Corp., Sr. Notes:
   300,000    BB      6.750% due 1/15/04+ ......................................       296,250
   585,000    BB      7.500% due 1/15/09 .......................................       591,581
                                                                                  ------------
                                                                                       887,831
                                                                                  ------------
Electronic Components -- 1.3%
   725,000    B+    Celestica International Inc., Sr. Sub. Notes,
                      10.500% due 12/31/06 .....................................       801,125
 1,200,000    B-    Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07 .........     1,149,000
                                                                                  ------------
                                                                                     1,950,125
                                                                                  ------------

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
----------------------------------------------------------------------------------------------
Electronic Data Processing -- 3.0%
                    Unisys Corp., Sr. Notes:
$1,800,000    BB-     Series B, 12.000% due 4/15/03 ............................  $  1,995,750
 2,325,000    BB-     11.750% due 10/15/04 .....................................     2,638,875
                                                                                  ------------
                                                                                     4,634,625
                                                                                  ------------
Engineering & Construction -- 0.9%
   580,000    B     Group Maintenance America Corp., Sr. Sub. Notes,
                      9.750% due 1/15/09+ ......................................       594,500
   255,000    B+    Integrated Electrical Services, Sr. Sub. Notes,
                      9.375% due 2/1/09+ .......................................       261,375
   510,000    B     Metromedia Fiber Network, Sr. Notes,
                      10.000% due 11/15/08+ ....................................       548,250
                                                                                  ------------
                                                                                     1,404,125
                                                                                  ------------
Environmental Services -- 0.3%
   535,000    BB    Allied Waste North America Inc., Guaranteed Sr. Notes,
                      Series B, 7.875% due 1/1/09 ..............................       522,962
                                                                                  ------------
Food Distributors -- 2.0%
 1,000,000    B2*   Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08+ .........     1,012,500
 1,325,000    B     Imperial Holly Corp., Guaranteed Sr. Sub. Notes,
                      9.750% due 12/15/07 ......................................     1,338,250
   400,000    B-    Purina Mills Inc., Sr. Sub. Notes, 9.000% due 3/15/10              322,000
   300,000    B     SC International Services Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 9.250% due 9/1/07 ..............................       325,875
                                                                                  ------------
                                                                                     2,998,625
                                                                                  ------------
Foods - Specialty/Candy -- 0.5%
   850,000    B-    B&G Foods Inc., Guaranteed Sr. Sub. Notes,
                      9.625% due 8/1/07 ........................................       837,250
                                                                                  ------------
Forest Products -- 0.5%
   660,000    B     Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07 ..       701,250
                                                                                  ------------
Homebuilding -- 0.8%
   650,000    Ba1*  D.R. Horton Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09 ..       638,625
   660,000    BB-   U.S. Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09 ........       646,800
                                                                                  ------------
                                                                                     1,285,425
                                                                                  ------------
Home Furnishings -- 0.1%
   100,000    B-    Simmons Co., Sr. Sub. Notes, 10.250% due 3/15/09+ ..........       103,500
                                                                                  ------------

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
----------------------------------------------------------------------------------------------
Hospital/Nursing  Management -- 4.8%
                    Columbia/HCA Healthcare Corp.:
$   80,000    BB+     Notes, 7.000% due 7/1/07 .................................  $     72,400
   200,000    BB+     Notes, 7.250% due 5/20/08 ................................       182,500
   300,000    BB+     Medium-Term Notes, 6.630% due 7/15/45 ....................       289,875
   950,000    Ba3*  Fresenius Medical Care Capital Trust I, Trust Preferred
                      Securities, 9.000% due 12/1/06 ...........................       976,125
   750,000    Ba3*  Fresenius Medical Care Capital Trust II, Series A,
                      Guaranteed Trust Preferred Securities,
                      7.875% due 2/1/08 ........................................       738,750
                    Integrated Health Services, Inc., Sr. Sub. Notes, Series A:
   465,000    B2*     9.500% due 9/15/07 .......................................       297,600
 1,475,000    B2*     9.250% due 1/15/08 .......................................       929,250
 4,190,000    B-    Magellan Health Services, Inc., Sr. Sub. Notes,
                      9.000% due 2/15/08 .......................................     3,613,875
                    Sun Healthcare Group, Inc., Sr. Sub. Notes:
   250,000    CCC     Series B, 9.500% due 7/1/07 ..............................        50,000
   650,000    CCC     9.375% due 5/1/08+ .......................................       130,000
                                                                                  ------------
                                                                                     7,280,375
                                                                                  ------------
Hotel/Resort -- 3.5%
 3,000,000    B-    Courtyard By Marriott II LP/Courtyard Finance Co.,
                      Sr. Secured Notes, Series B, 10.750% due 2/1/08 ..........     3,112,500
                    HMH Properties, Inc.:
   995,000    BB      Guaranteed Sr. Notes, Series B, 7.875% due 8/1/08 ........       972,613
   950,000    BB      Sr. Notes, Series C, 8.450% due 12/1/08 ..................       945,250
                    Intrawest Corp., Sr. Notes:
   100,000    B+      9.750% due 8/15/08 .......................................       103,750
   195,000    B+      9.750% due 8/15/08+ ......................................       201,338
                                                                                  ------------
                                                                                     5,335,451
                                                                                  ------------
Insurance - Multi-Line -- 0.9%
 1,000,000    BB+   SIG Capital Trust I, Guaranteed Trust Preferred Securities,
                      9.500% due 8/15/27 .......................................       785,000
   650,000    BB-   Veritas Capital Trust, Guaranteed Trust Preferred Securities,
                      10.000% due 1/1/28 .......................................       597,188
                                                                                  ------------
                                                                                     1,382,188
                                                                                  ------------
Internet Services -- 2.3%
                    Psinet Inc., Sr. Notes:
   200,000    B-      Series B, 10.000% due 2/15/05 ............................       213,000
   355,000    B-      11.500% due 11/1/08 ......................................       402,038

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
----------------------------------------------------------------------------------------------
Internet Services -- 2.3% (continued)
$1,625,000    NR    Splitrock Services, Inc., Guaranteed Sr. Notes,
                      11.750% due 7/15/08 ......................................  $  1,551,875
                    Verio Inc., Sr. Notes:
   360,000    B-      10.375% due 4/1/05 .......................................       386,100
   380,000    B-      11.250% due 12/1/08+ .....................................       428,450
   850,000    NR    WAM!NET Inc., Guaranteed Sr. Discount Notes, Series B,
                      step bond to yield 13.327% due 3/1/05 ....................       518,500
                                                                                  ------------
                                                                                     3,499,963
                                                                                  ------------
Leisure/Movies/Entertainment -- 1.6%
   915,000    B     Regal Cinemas, Inc., Sr. Sub. Notes, 9.500% due 6/1/08 .....       935,588
 1,500,000    B-    SFX Entertainment, Inc., Sr. Sub. Notes, Series B,
                      9.125% due 2/1/08 ........................................     1,533,750
                                                                                  ------------
                                                                                     2,469,338
                                                                                  ------------
Machinery - Industrial/Components -- 0.4%
   518,000    B-    Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03 ....       524,475
   135,000    Ba3*  Westinghouse Air Brake Co., Sr. Notes,
                      9.375% due 6/15/05+ ......................................       138,038
                                                                                  ------------
                                                                                       662,513
                                                                                  ------------
Media Conglomerates -- 1.0%
   975,000GBP B     Polestar Corp. PLC, Sr. Notes, Series B,
                      10.500% due 5/30/08 ......................................     1,597,560
                                                                                  ------------
Metal Fabrications -- 0.2%
   250,000    BB    California Steel Industries Inc., Sr. Notes,
                      8.500% due 4/1/09+ .......................................       253,750
                                                                                  ------------
Metal/Minerals - Other -- 0.2%
   400,000    B-    Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04 ..       324,000
                                                                                  ------------
Multi-Sector Companies -- 0.4%
   535,000    B-    Triarc Consumer Beverage, Sr. Sub. Notes,
                      10.250% due 2/15/09+ .....................................       535,000
                                                                                  ------------
Office Equipment/Supplies -- 0.4%
   650,000    B3*   Axiohm Transaction Solutions Inc., Guaranteed Sr. Sub.
                      Notes, 9.750% due 10/1/07 ................................       591,500
                                                                                  ------------
Oil & Gas Production -- 3.8%
   500,000    B     Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes,
                      8.750% due 9/15/07 .......................................       482,500
 1,300,000    B+    Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05 ...     1,053,000

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
----------------------------------------------------------------------------------------------
Oil & Gas Production -- 3.8% (continued)
                    Ocean Energy Inc.:
$  900,000    BB-     Guaranteed Sr. Sub. Debentures, 9.750% due 10/1/06 .......  $    918,000
 2,550,000    BB-     Guaranteed Sr. Sub. Notes, 10.375% due 10/15/05 ..........     2,601,000
   700,000    B2*   Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                      8.750% due 9/15/07 .......................................       689,500
                                                                                  ------------
                                                                                     5,744,000
                                                                                  ------------
Package Goods/Service -- 0.1%
   125,000    B-    Revlon Consumer Products Corp., Sr. Sub. Notes,
                      8.625% due 2/1/08 ........................................       113,750
                                                                                  ------------
Paper -- 1.2%
   750,000    BB    Malette Inc., Sr. Secured Notes, 12.250% due 7/15/04 .......       811,875
                    Riverwood International Corp.:
   370,000    B-      Guaranteed Sr. Notes, 10.625% due 8/1/07 .................       390,350
   160,000    CCC+    Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08 ............       155,200
   445,000    BB+   Tembec Industries Inc., Guaranteed Sr. Notes,
                      8.375% due 6/30/09 .......................................       452,231
                                                                                  ------------
                                                                                     1,809,656
                                                                                  ------------
Photographic Products -- 0.4%
   580,000    BB-   Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 .............       601,750
                                                                                  ------------
Printing/Forms -- 0.3%
   545,000    BB-   World Color Press Inc., Sr. Sub. Notes,
                      7.750% due 2/15/09+ ......................................       536,825
                                                                                  ------------
Real Estate Investment Trusts -- 0.9%
 1,280,000    Baa3* Trizec Finance Ltd., Guaranteed Sr. Notes,
                      10.875% due 10/15/05 .....................................     1,388,800
                                                                                  ------------
Rental/Leasing Companies -- 0.6%
   270,000    B     Nationsrent, Inc., Guaranteed Sr. Sub. Notes,
                      10.375% due 12/15/08 .....................................       284,175
   625,000    BB-   United Rentals Inc., Sr. Sub. Notes, 9.250% due 1/15/09+ ...       635,156
                                                                                  ------------
                                                                                       919,331
                                                                                  ------------
Retail - Food Chains -- 0.2%
   350,000    CCC+  Pathmark Stores, Inc., Sub. Notes, 12.625% due 6/15/02 .....       360,938
                                                                                  ------------
Retail - Other Specialty Stores -- 0.7%
 1,000,000    B-    Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 10.250% due 4/15/08 ............................     1,020,000
                                                                                  ------------

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
----------------------------------------------------------------------------------------------
Savings & Loan Associations -- 2.2%
$1,000,000    B2*   Ocwen Capital Trust I, Guaranteed Capital Securities,
                      10.875% due 8/1/27 .......................................  $    807,500
 2,750,000    BB-   Ocwen Financial Corp., Notes, 11.875% due 10/1/03 ..........     2,598,750
                                                                                  ------------
                                                                                     3,406,250
                                                                                  ------------
Semiconductors -- 0.8%
 1,240,000    B     Fairchild Semiconductor Inc., Sr. Sub. Notes,
                      10.125% due 3/15/07 ......................................     1,240,000
                                                                                  ------------
Steel/Iron Ore -- 0.9%
   720,000    B1*   Algoma Steel Inc., First Mortgage Notes,
                      12.375% due 7/15/05 ......................................       702,000
   275,000    Ba3*  National Steel Corp., First Mortgage Notes,
                      9.875% due 3/1/09+ .......................................       283,250
   485,000    B     WHX Corp., Sr. Notes, 10.500% due 4/15/05 ..................       470,450
                                                                                  ------------
                                                                                     1,455,700
                                                                                  ------------
Telecommunications - Other -- 13.3%
   250,000GBP B1    COLT Telecommunications Group PLC, Sr. Notes,
                      10.125% due 11/30/07++ ...................................       437,881
 2,325,000    NR    E.Spire Communications, Inc., Sr. Discount Notes,
                      step bond to yield 11.205% due 7/1/08 ....................     1,121,812
                    Esprit Telecom Group PLC, Sr. Notes:
   700,000    B-      11.500% due 12/15/07++ ...................................       747,250
   600,000DEM B-      11.500% due 12/15/07 .....................................       357,694
   400,000    B-      10.875% due 6/15/08+ .....................................       422,000
 1,200,000    NR    FaciliCom International, Inc., Sr. Notes, Series B,
                      10.500% due 1/15/08 ......................................       930,000
                    Hermes Europe Railtel B.V., Sr. Notes:
 1,000,000    B       11.500% due 8/15/07 ......................................     1,102,500
   300,000    B       10.375% due 1/15/09 ......................................       321,750
   300,000    B+    IMPSAT Corp., Sr. Notes, 12.375% due 6/15/08 ...............       269,250
                    Intermedia Communications Co.:
 2,275,000    B       Sr. Discount Notes, step bond to yield
                        12.351% due 5/15/06 ....................................     1,939,438
   530,000    B       Sr. Notes, 9.500% due 3/1/09+ ............................       557,825
   160,000    B       Sr. Notes, Series B, 8.500% due 1/15/08 ..................       160,000
   405,000    B       Sr. Notes, Series B, 8.600% due 6/1/08 ...................       407,025
   230,000    CCC+  IXC Communications Inc., Sr. Sub. Notes,
                      9.000% due 4/15/08 .......................................       237,475

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
----------------------------------------------------------------------------------------------
Telecommunications - Other -- 13.3% (continued)
                    MetroNet Communications Corp.:
$4,800,000    B       Sr. Discount Notes, step bond to yield
                        10.049% due 6/15/08 ....................................  $  3,720,000
 1,650,000    B       Sr. Notes, 12.000% due 8/15/07 ...........................     1,959,375
   455,000    B       Sr. Notes, 10.625% due 11/1/08+ ..........................       530,075
   890,000    B     NEXTLINK Communications, L.L.C./NEXTLINK Capital, Inc.,
                      Sr. Notes, 12.500% due 4/15/06 ...........................       985,675
 2,075,000    NR    PageMart Wireless, Inc., Sr. Discount Notes,
                      step bond to yield 11.250% due 2/1/08 ....................       752,188
                    RCN Corp.:
 1,775,000    B3*     Sr. Discount Notes, step bond to yield
                        11.141% due 10/15/07 ...................................     1,198,125
   875,000    B3*     Sr. Notes, 10.000% due 10/15/07 ..........................       901,250
   265,000    NR    VersaTel Telecom International N.V., Sr. Notes,
                      13.250% due 5/15/08 ......................................       276,263
                    Viatel Inc., Sr. Notes:
   550,000    Caa1*   11.250% due 4/15/08 ......................................       569,250
   400,000    Caa1*   11.500% due 3/15/09+ .....................................       416,000
                                                                                  ------------
                                                                                    20,320,101
                                                                                  ------------
Telephone - Cellular -- 7.3%
   700,000    CCC+  Centennial Cellular Corp., Sr. Sub. Notes,
                      10.750% due 12/15/08+ ....................................       740,250
 2,470,000    B3*   Clearnet Communications Inc., Sr. Discount Notes,
                      step bond to yield 12.294% due 12/15/05 ..................     2,272,400
                    Dolphin Telecom PLC, Sr. Discount Notes:
 1,600,000    B-      Step bond to yield 11.416% due 6/1/08 ....................       820,000
 1,125,000ECU CCC+    Step bond to yield 11.526% due 6/1/08 ...................        598,165
                                                                              .
 2,545,000    B3*   Iridium Operating LLC/Iridium Capital Corp.,
                      Guaranteed Sr. Notes, Series B, 14.000% due 7/15/05 ......     1,196,150
 2,100,000    B-    Millicom International Cellular S.A., Sr. Discount Notes,
                      step bond to yield 15.595% due 6/1/06 ....................     1,569,750
                    Nextel Communications, Inc.:
   585,000    B2*     Sr. Redeemable Discount Notes, step bond to yield
                      10.943% due 9/15/07 ......................................       432,900
   915,000    B2*     Sr. Serial Redeemable Discount Notes, step bond to yield
                        10.724% due 2/15/08 ....................................       647,363
 1,700,00 0   Ba3*  Orange PLC, Sr. Notes, 8.000% due 8/1/08 ...................     1,746,750

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount    Rating(a)                   Security                                      Value
----------------------------------------------------------------------------------------------
Telephone - Cellular -- 7.3% (continued)
                    Telesystems International Wireless Inc., Sr. Discount Notes:
$1,300,000    CCC+    Series B, step bond to yield 12.460% due 6/30/07 .........  $    715,000
   715,000    CCC+    Series C, step bond to yield 11.011% due 11/1/07 .........       343,200
                                                                                  ------------
                                                                                    11,081,928
                                                                                  ------------
Textiles -- 0.3%
   800,000GBP B     Texon International PLC, Sr. Notes,
                      10.000% due 2/1/08++ .....................................       406,270
                                                                                  ------------
Transportation - Marine -- 2.3%
   320,000    B-    Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09+ ....       312,000
 2,455,000    BB-   Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                      12.500% due 12/1/04 ......................................     2,651,400
   800,000    B+    Stena Line AB, Sr. Notes, 10.625% due 6/1/08 ...............       617,000
                                                                                  ------------
                                                                                     3,580,400
                                                                                  ------------
Unregulated Power Generation -- 3.8%
                    AES Corp., Sr. Sub. Notes:
 1,000,000    Ba1*    10.250% due 7/15/06 ......................................     1,060,000
 2,035,000    Ba1*    8.500% due 11/1/07 .......................................     2,009,563
                    Calpine Corp., Sr. Notes:
 1,350,000    BB      10.500% due 5/15/06 ......................................     1,485,000
   475,000    BB      8.750% due 7/15/07 .......................................       495,187
   780,804    BBB-  Midland Cogeneration Venture Limited Partnership,
                      Midland Funding Corp. I, Sr. Secured Lease Obligation
                      Bond, Series C-94, 10.330% due 7/23/02 ...................       819,845
                                                                                  ------------
                                                                                     5,869,595
                                                                                  ------------
Wholesale Distributors -- 0.2%
                    Fisher Scientific International Inc., Sr. Sub. Notes:
   105,000    B-      9.000% due 2/1/08 ........................................       106,312
   160,000    B-      9.000% due 2/1/08 ........................................       162,000
                                                                                  ------------
                                                                                       268,312
                                                                                  ------------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $147,697,672) .....................................   143,849,261
                                                                                  ------------

Shares                                 Security                                      Value
----------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.4%
Savings & Loan Associations -- 0.4%
   20,100         California Federal Preferred Capital Corp., 9.125%
                     Noncumulative Exchangeable, Series A (Cost-- $502,500) ....       532,650
                                                                                  ------------

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

Shares                                 Security                                      Value
----------------------------------------------------------------------------------------------
WARRANTS# -- 1.0%
Broadcasting -- 0.0%
    2,450         UIH Australia Pacific Inc., Expire 5/15/06 ...................  $      2,450
                                                                                  ------------
Internet Services -- 0.1%
    1,625         Splitrock Services, Inc., Expire 7/15/08 .....................        97,500
    2,550         WAM!NET Inc., Expire 3/1/05 ..................................        58,013
                                                                                  ------------
                                                                                       155,513
                                                                                  ------------
Telecommunications - Other -- 0.8%
    1,750         Allegiance Telecom, Inc., Expire 2/3/08 ......................        19,250
    2,000         COLT Telecommunications Group PLC, Expire 12/31/06+ ..........     1,000,000
    1,600         MetroNet Communications Corp., Expire 8/15/07+ ...............        56,000
    7,130         Pagemart, Inc., Expire 12/31/03 ..............................        35,650
    1,325         Primus Telecommunications Group Inc., Expire 8/1/04 ..........        11,263
    1,300         RSL Communications, Ltd., Expire 11/15/06 ....................        50,700
      265         Versatel Telecommunications, Expire 5/15/08+ .................        18,550
                                                                                  ------------
                                                                                     1,191,413
                                                                                  ------------
Telephone - Cellular -- 0.1%
    9,735         Clearnet Communications Inc., Expire 9/15/05 .................        38,940
    1,000         Globalstar Telecommunications Ltd., Expire 2/15/04+ ..........        55,000
    1,000         Iridium World Communications Ltd., Expire 7/15/05+ ...........       138,980
                                                                                  ------------
                                                                                       232,920
                                                                                  ------------
                  TOTAL WARRANTS
                  (Cost -- $433,106) ...........................................     1,582,296
                                                                                  ------------

                       See Notes to Financial Statements.

[LOGO]                                       Schedule of Investments (continued)
                                                                  March 31, 1999
================================================================================

  Face
 Amount                                Security                                      Value
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
$6,741,000        Morgan Stanley, Dean Witter & Co., 4.93% due 4/1/99;
                  Proceeds at maturity -- $6,741,923; (Fully collateralized by
                  U.S. Treasury Notes, 4.875% due 3/31/01,
                  Market value -- $6,909,008) (Cost -- $6,741,000 ) ............  $  6,741,000
                                                                                  ------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $155,374,278** ) ....................................  $152,705,207
                                                                                  ============

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) which are rated by Moody's Investor Service Inc. ("Moody's").
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++    Security segregated by Custodian for open purchase commitments.
#     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

Currency Abbreviations:

DEM  --  German Mark
GBP  --  British Pound
ECU  --  European Currency Unit

See page 19 for definition of ratings.

                       See Notes to Financial Statements.

[LOGO]                                                  Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Rating Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and CCC Bonds rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Ba" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Ba        --  Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa       --  Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.

NR        --  Indicates that the bond is not rated by either Standard & Poor's or Moody's.

[LOGO]                                       Statement of Assets and Liabilities
                                                                  March 31, 1999
================================================================================

ASSETS:
  Investments, at value (Cost -- $155,374,278) ...............    $ 152,705,207
  Cash .......................................................              388
  Interest and dividends receivable ..........................        3,287,302
  Receivables for open forward foreign
    currency contracts (Note 11) .............................           44,604
  Receivables for securities sold ............................          622,712
                                                                  -------------
  Total Assets ...............................................      156,660,213
                                                                  -------------
LIABILITIES:
  Bank loan (Note 7) .........................................       30,000,000
  Payable for securities purchased ...........................        2,012,109
  Interest payable ...........................................          132,847
  Investment advisory fees payable ...........................          100,189
  Administration fees payable ................................           39,551
  Accrued expenses ...........................................          193,319
                                                                  --------------
  Total Liabilities ..........................................       32,478,015
                                                                  -------------
Total Net Assets .............................................    $ 124,182,198
                                                                  =============
NET ASSETS:
  Par value of capital shares ................................    $     156,901
  Capital paid in excess of par value ........................      115,571,524
  7.00% Cumulative Preferred Stock (Note 6) ..................       30,000,000
  Overdistributed net investment income ......................          (62,873)
  Accumulated net realized loss on security transactions .....      (18,854,685)
  Net unrealized depreciation on investments and
    foreign currencies .......................................       (2,628,669)
                                                                  -------------
Total Net Assets .............................................    $ 124,182,198
                                                                  =============

NET ASSET VALUE, COMPRISED OF:                          Per Share
                                                        ---------
7.00% Cumulative Preferred Stock redemption value ....  $1,000.00   $ 30,000,000
Cumulative undeclared dividends on 7.00%
   Preferred Stock ...................................      20.71        621,364
                                                        ---------   ------------
Total allocated to Cumulative Preferred Stock ........  $1,020.71     30,621,364
                                                        =========   ------------
Common Stock (15,690,134 shares outstanding) .........  $    5.96     93,560,834
                                                        =========   ------------
Total Net Assets .....................................              $124,182,198
                                                                    ============

                       See Notes to Financial Statements.

[LOGO]                                                   Statement of Operations
                                               For the Year Ended March 31, 1999
================================================================================

INVESTMENT INCOME:
  Interest .....................................................   $ 15,795,347
  Dividends ....................................................        187,585
  Less: Interest expense (Note 7) ..............................     (1,773,625)
                                                                   ------------
  Total Investment Income ......................................     14,209,307
                                                                   ------------
EXPENSES:
  Investment advisory fees (Note 2) ............................        789,196
  Administration fees (Note 2) .................................        315,678
  Shareholder communications ...................................        174,999
  Audit and legal ..............................................         72,583
  Directors' fees ..............................................         35,000
  Pricing ......................................................         31,025
  Listing fees .................................................         24,260
  Shareholder and system servicing fees ........................         16,998
  Custody ......................................................         14,998
  Other ........................................................         26,240
                                                                   ------------
  Total Expenses ...............................................      1,500,977
                                                                   ------------
Net Investment Income ..........................................     12,708,330
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 11):
  Realized Loss From:
    Security transactions (excluding short-term securities) ....     (2,967,186)
    Foreign currency transactions ..............................        (78,928)
                                                                   ------------
  Net Realized Loss ............................................     (3,046,114)
                                                                   ------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Foreign Currencies:
    Beginning of year ..........................................      9,425,614
    End of year ................................................     (2,628,669)
                                                                   ------------
  Increase in Net Unrealized Depreciation ......................    (12,054,283)
                                                                   ------------
Net Loss on Investments ........................................    (15,100,397)
                                                                   ------------
Decrease in Net Assets From Operations .........................   $ (2,392,067)
                                                                   ============

                       See Notes to Financial Statements.

[LOGO]                                       Statements of Changes in Net Assets
                                                   For the Years Ended March 31,
================================================================================

                                                        1999           1998
                                                    ------------   ------------
OPERATIONS:
  Net investment income ..........................  $ 12,708,330   $ 12,914,504
  Net realized gain (loss) .......................    (3,046,114)     1,717,025
  (Increase) decrease in net unrealized
    depreciation .................................   (12,054,283)     6,555,506
                                                    ------------   ------------
  Increase (Decrease) in Net Assets
    From Operations ..............................    (2,392,067)    21,187,035
                                                    ------------   ------------
DISTRIBUTIONS PAID TO:
  7.00% Cumulative Preferred Stock
    Shareholders From Net Investment
    Income .......................................    (2,100,000)    (2,100,000)
  Common Stock Shareholders From Net
    Investment Income ............................   (10,597,803)   (11,728,952)
  Common Stock Shareholders From Capital .........      (331,100)            --
                                                    ------------   ------------
  Decrease In Net Assets From
    Distributions To Shareholders ................   (13,028,903)   (13,828,952)
                                                    ------------   ------------
FUND SHARE TRANSACTIONS (Note 8):
  Net asset value of shares issued for
    reinvestment of dividends ....................     3,120,769      3,448,238
                                                    ------------   ------------
  Increase in Net Assets From
    Fund Share Transactions ......................     3,120,769      3,448,238
                                                    ------------   ------------
Increase (Decrease) in Net Assets ................   (12,300,201)    10,806,321
NET ASSETS:
  Beginning of year ..............................   136,482,399    125,676,078
                                                    ------------   ------------
  End of year* ...................................  $124,182,198   $136,482,399
                                                    ============   ============
* Includes undistributed (overdistributed)
   net investment income of: .....................  $    (62,873)  $     72,651
                                                    ============   ============

                       See Notes to Financial Statements

[LOGO]                                                   Statement of Cash Flows
                                               For the Year Ended March 31, 1999
================================================================================

NET INCREASE IN CASH:
Cash Flows Provided by Operating
and Investing Activities:
  Interest and dividends received ........................ $  13,467,629
  Operating expenses paid ................................    (1,438,702)
  Interest payments on bank loans ........................    (1,732,470)
  Purchases of short-term securities, net ................      (432,000)
  Purchases of long-term securities ......................  (135,529,529)
  Proceeds from disposition of long-term securities ......   135,573,480
                                                           -------------
  Net Cash Provided By Operating
    and Investing Activities .............................                  $ 9,908,408
                                                                            -----------
Cash Flows From Financing Activities:
  Cash dividends paid on 7.00% Cumulative
    Preferred Stock ......................................    (2,100,000)
  Cash dividends paid on Common Stock* ...................    (7,808,134)
                                                           -------------
  Net Cash Used By Financing Activities ..................                   (9,908,134)
                                                                            -----------
Net Increase in Cash .....................................                          274
Cash--Beginning of Year ..................................                          114
                                                                            -----------
Cash--End of Year ........................................                  $       388
                                                                            ===========

RECONCILIATION OF DECREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Decrease in Net Assets From Operations ...................                  $(2,392,067)
  Amortization of discount on securities .................    (2,687,843)
  Decrease in investments ................................    14,205,128
  Increase in receivable for securities sold .............      (405,621)
  Increase in payable for securities purchased ...........       859,415
  Decrease in dividends and interest receivable ..........       254,816
  Increase in receivable for open forward foreign
    currency contracts ...................................        (6,010)
  Increase in accrued expenses ...........................        80,590
                                                           -------------
  Total Adjustments ......................................                   12,300,475
                                                                            -----------
Net Cash Provided By Operating and Investing Activities ..                  $ 9,908,408
                                                                            ===========

* Exclusive of dividend reinvestment of $3,120,769.

                       See Notes to Financial Statements.

[LOGO]                                             Notes to Financial Statements
================================================================================

      1. Significant Accounting Policies

      Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-

[LOGO]                                             Notes to Financial Statements
                                                                     (continued)
================================================================================

annually on June 15 and December 15; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities (including the outstanding principal amount on the bank loan), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue;
(i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $14,406,719 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Advisory Agreement and Transactions with Affiliated Persons

      SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net assets (defined as the average daily value of the total assets of the Fund less

[LOGO]                                             Notes to Financial Statements
                                                                     (continued)
================================================================================

total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      During the year ended March 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $136,388,944
--------------------------------------------------------------------------------
Sales                                                               135,862,222
--------------------------------------------------------------------------------

      At March 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $  5,963,070
Gross unrealized depreciation                                        (8,632,141)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (2,669,071)
--------------------------------------------------------------------------------

      4. Cash Flow Information

      The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

[LOGO]                                             Notes to Financial Statements
                                                                     (continued)
================================================================================

      5. Repurchase Agreements

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      6. Cumulative Redeemable Preferred Stock

      On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which will be redeemed in full on April 15, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends. At March 31, 1999, 220,000 authorized shares of 7.00% Cumulative Preferred Stock with a par value of $0.01 remained unissued. Cumulative undeclared dividends on the outstanding Preferred Stock amounted to $621,364 at March 31, 1999.

      Moody's Investors Service, Inc. and Standard & Poor's Ratings Service have reconfirmed their respective Aa3 and AA+ ratings of the Fund's 7% Cumulative Preferred Stock.

      7. Bank Loan

      The Fund has a $35,000,000 line of credit with PNC Bank, N.A. Interest on the loan can be paid based on 30-, 60- or 90-day periods as elected by the Fund. The interest on the loan is currently calculated at the federal-funds rate plus 40 basis points. The line of credit expires on July 31, 2000.

      For the year ended March 31, 1999, interest expense related to the loan totalled $1,773,625, the average dollar amount of the borrowing was $30,000,000 and the average interest rate was 5.91%.

[LOGO]                                             Notes to Financial Statements
                                                                     (continued)
================================================================================

      8. Common Stock

      At March 31, 1999, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

      Common stock transactions were as follows:

                                      Year Ended                 Year Ended
                                    March 31, 1999             March 31, 1998
                                  -----------------         ------------------
                                  Shares     Amount         Shares      Amount
--------------------------------------------------------------------------------
Shares issued on
  reinvestment                    488,015  $3,120,769       460,479   $3,448,238
--------------------------------------------------------------------------------

      9. Capital Loss Carryforward

      At March 31, 1999, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $17,263,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

      The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                               2000          2003          2004          2007
--------------------------------------------------------------------------------
Carryforward Amounts        $8,395,000    $4,873,000    $2,291,000    $1,704,000
--------------------------------------------------------------------------------

      10. Asset Maintenance Requirement

      The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock (of at least 200%). If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

[LOGO]                                             Notes to Financial Statements
                                                                     (continued)
================================================================================

      11. Forward Foreign Currency Contracts

      At March 31, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts is reflected as follows:

                                 Local       Market      Settlement   Unrealized
Foreign Currency               Currency       Value         Date         Gain
--------------------------------------------------------------------------------
To Sell:
British Pound                 1,436,852    $2,314,367      9/22/99      $27,514
European Currency Unit          457,593       496,026      6/10/99        4,582
German Mark                   2,559,326     1,418,483      6/10/99       12,508
--------------------------------------------------------------------------------
Total Unrealized Gain on Open Forward
   Foreign Currency Contracts                                           $44,604
--------------------------------------------------------------------------------

[LOGO]                                                      Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each year ended March 31:

                                                         1999            1998
                                                       --------        --------
Net Asset Value, Beginning of Year ................    $  6.96         $   6.45
Income (Loss) From Operations:                         --------        --------
  Net investment income ...........................       0.82             0.87
  Net realized and unrealized gain (loss) .........      (0.97)            0.56
                                                       -------         --------
  Total Income (Loss) From Operations .............      (0.15)            1.43
                                                       -------         --------
Distributions Paid To:
  7.00% Cumulative Preferred Stock
    Shareholders From Net Investment
    Income ........................................      (0.14)           (0.14)
  Common Stock Shareholders From Net
    Investment Income .............................      (0.69)           (0.78)
  Common Stock Shareholders From Capital ..........      (0.02)              --
                                                       -------         --------
  Total Distributions .............................      (0.85)           (0.92)
                                                       -------         --------
Net Asset Value, End of Year ......................    $  5.96         $   6.96
                                                       =======         ========
Market Value, End of Year .........................    $  5.88         $   7.50
                                                       =======         ========
Total Return, Based on Market Value* ..............     (12.53)%          14.81%
                                                       =======         ========
Total Return, Based on Net Asset Value* ...........      (4.38)%          19.75%
                                                       =======         ========
Net Assets**, End of Year (000's) .................    $93,561         $105,861
                                                       =======         ========
Ratios to Average Net Assets Based on
Common Shares Outstanding:
  Net Investment Income ...........................      12.99%           12.60%
  Interest Expense ................................       1.81             1.81
  Other Expenses ..................................       1.53             1.51
Portfolio Turnover Rate ...........................         91%              79%


----------
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
**    Exclusive of preferred shares outstanding.

[LOGO]                                          Financial Highlights (continued)
================================================================================

For a share of common stock outstanding throughout each year ended March 31:

                                                        1997       1996       1995
                                                        ----       ----       ----
Net Asset Value, Beginning of Year ................    $6.31      $5.88      $6.76
                                                      -------    -------    -------
Income (Loss) From Operations:
  Net investment income ...........................      0.92       0.86       0.93
  Net realized and unrealized gain (loss) .........      0.08       0.45      (0.78)
                                                      -------    -------    -------
  Total Income From Operations ....................      1.00       1.31       0.15
                                                      -------    -------    -------
Distributions:
  Dividends declared to 7.00% Cumulative Preferred
    Stockholders .................................      (0.14)     (0.15)     (0.16)
  Dividends paid from net investment income ......      (0.72)     (0.73)     (0.87)
                                                      -------    -------    -------
  Total Distributions ............................      (0.86)     (0.88)     (1.03)
                                                      -------    -------    -------
Net Asset Value, End of Year .....................      $6.45      $6.31      $5.88
                                                      =======    =======    =======
Market Value, End of Year ........................      $7.25      $7.00      $6.63
                                                      =======    =======    =======
Total Return, Based on Market Value*..............     15.55%     18.35%      6.41%
                                                      =======    =======    =======
Total Return, Based on Net Asset Value*...........     14.04%     20.01%     (0.53)%
                                                      =======    =======    =======
Net Assets**, End of Year (000's).................    $95,034    $90,318    $80,309
                                                      =======    =======    =======
Ratios to Average Net Assets Based on
Common Shares Outstanding***:
  Net Investment Income ..........................      14.35%     14.21%     15.35%
  Interest Expense ...............................       1.92       1.98       1.58
  Other Expenses .................................       1.59       1.65       1.65
Portfolio Turnover Rate ..........................        101%        87%        79%

----------
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
**    Exclusive of preferred shares outstanding.
*** Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The amounts for 1997 and 1996 have been recalculated to reflect this methodology.

[LOGO]                                              Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Zenix Income Fund Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zenix Income Fund Inc. as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 1995 were audited by other auditors whose report thereon, dated May 12, 1995, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zenix Income Fund Inc. as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG LLP

New York, New York
May 12, 1999

[LOGO]                                   Other Financial Information (unaudited)
================================================================================

      The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility:

                                          1999      1998      1997      1996      1995
                                        --------  --------  --------  --------  --------
7.00% Cumulative Preferred Stock (1)
  Total amount outstanding (000s)       $ 30,000  $ 30,000  $ 30,000  $ 30,000  $ 30,000
  Asset Coverage Per Share                 2,560     2,760     2,580     2,490     2,439
  Involuntary Liquidating Preference
   Per Share (2)                           1,000     1,000     1,000     1,000     1,000
  Average Market Value Per Share (2)(3)    1,000     1,000     1,000     1,000     1,000
Senior Money Market Notes
  Total amount outstanding (000s)             --        --        --        --    25,800
  Asset Coverage (000s)                       --        --        --        --   135,966
PNC Bank Credit Facility
  Total amount outstanding (000s)         30,000    30,000    30,000    30,000        --
  Asset Coverage (000s)                  153,600   165,900   154,800   149,400        --

----------
(1)   Redeemable April 15, 2000.
(2)   Excludes accrued interest or accumulated undeclared dividends.
(3)   See Note 6 of the Notes to Financial Statements.

[LOGO]                               Quarterly Results of Operations (unaudited)
================================================================================

                                                                                        Net Increase
                                                                   Net Realized          (Decrease)
                                                                  and Unrealized        in Net Assets
                           Investment         Net Investment        Gain (Loss)             From
                             Income               Income          on Investments         Operations
                      -------------------  -------------------  -------------------  -------------------
                                    Per                 Per                  Per                  Per
Quarter Ended            Total     Share*     Total     Share*     Total     Share*     Total     Share*
------------------    ----------   ------  ----------   ------  ----------   ------  ----------   ------
June 30, 1997         $3,810,798   $0.26   $3,442,440   $0.23   $4,087,876   $0.29   $7,530,316   $0.52

September 30, 1997     3,652,220    0.24    3,266,777    0.22    4,374,410    0.29    7,641,187    0.51

December 31, 1997      3,786,388    0.25    3,387,528    0.23   (1,501,241)  (0.10)   1,886,287    0.13

March 31, 1998         3,209,147    0.22    2,817,759    0.19    1,311,486    0.08    4,129,245    0.27

June 30, 1998          3,578,838    0.23    3,185,558    0.21   (1,919,184)  (0.13)   1,266,374    0.08

September 30, 1998     3,511,518    0.23    3,123,106    0.20  (11,774,047)  (0.76)  (8,650,941)  (0.56)

December 31, 1998      3,604,184    0.23    3,264,567    0.21     (233,303)  (0.01)   3,031,264    0.20

March 31, 1999         3,514,767    0.22    3,135,099    0.20   (1,173,863)  (0.07)   1,961,236    0.13

----------
*     Per share of Common Stock.

[LOGO]                                                Financial Data (unaudited)
================================================================================

For a share of common stock outstanding throughout each period:

                                                                     Dividend
    Record       Payable       NYSE       Net Asset   Dividend     Reinvestment
     Date         Date     Closing Price   Value*       Paid           Price
================================================================================
    4/22/97      4/25/97      $7.125       $6.38        $0.061        $6.769
    5/27/97      5/30/97       7.500        6.59         0.061         7.125
    6/24/97      6/27/97       7.625        6.77         0.061         7.244
    7/22/97      7/25/97       7.750        6.81         0.061         7.363
    8/26/97      8/29/97       7.938        6.88         0.061         7.541
    9/23/97      9/26/97       7.938        7.01         0.063         7.541
   10/28/97     10/31/97       8.000        6.93         0.063         7.600
   11/24/97     11/28/97       8.190        6.91         0.063         7.778
   12/22/97     12/26/97       8.250        6.93         0.063         7.838
   12/31/97       1/2/98       8.250        6.91         0.040         7.838
    1/27/98      1/30/98       8.063        6.90         0.063         7.659
    2/24/98      2/27/98       8.500        6.95         0.063         8.075
    3/24/98      3/27/98       7.688        6.95         0.061         7.303
    4/21/98      4/24/98       7.500        6.95         0.061         7.125
    5/26/98      5/29/98       7.500        6.89         0.061         7.125
    6/23/98      6/26/98       7.625        6.82         0.061         7.244
    7/28/98      7/31/98       7.438        6.85         0.061         7.066
    8/25/98      8/28/98       6.563        6.54         0.061         6.409
    9/22/98      9/25/98       6.375        6.02         0.058         6.056
   10/27/98     10/30/98       6.625        5.61         0.058         6.294
   11/23/98     11/27/98       6.625        6.07         0.058         6.294
   12/21/98     12/24/98       6.125        5.98         0.058         5.860
    1/26/99      1/29/99       6.063        6.06         0.058         5.938
    2/23/99      2/26/99       6.063        5.98         0.058         5.859
    3/23/99      3/26/99       5.875        5.97         0.056         5.850
================================================================================
* As of record date

[LOGO]                                                Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================

      Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

      If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by

[LOGO]                                                Dividend Reinvestment Plan
                                                         (unaudited) (continued)
================================================================================

a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or

[LOGO]                                                Dividend Reinvestment Plan
                                                         (unaudited) (continued)
================================================================================

terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

                          -----------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[LOGO]                                               Tax Information (unaudited)
================================================================================

      For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1999:

      o     A corporate dividends received deduction of 1.48%.

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


DIRECTORS

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon

Charles F. Barber, Emeritus
                                    [GRAPHIC]
OFFICERS

Heath B. McLendon
Chairman of the Board

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

      This report is intended only for the shareholders of the
                             ZENIX Income Fund Inc.
               It is not a Prospectus, circular or representation
              intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.

                                  FD02395 5/99